UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 17, 2025

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2024 Equity Incentive Award Plan

As discussed below in Item 5.07, Adverum Biotechnologies, Inc. (“Adverum”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at which Adverum’s stockholders approved the amendment and restatement of Adverum’s 2024 Equity Incentive Award Plan (the “2024 Plan” and, as amended and restated, the “Amended 2024 Plan”).

A summary of the material features of the Amended 2024 Plan is set forth in Adverum’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 28, 2025 (as supplemented, the “Proxy Statement”). That summary is qualified in its entirety by reference to the full text of the Amended 2024 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Repricing of Designated Underwater Options

As discussed below in Item 5.07, at the Annual Meeting, Adverum’s stockholders approved the amendment of certain outstanding stock options. Effective as of June 17, 2025 (the “Effective Date”), the amendment reduces the exercise price per share of such options, as described in more detail in the Proxy Statement (such amendment, the “Repricing”).

The Repricing applies to each option to purchase shares of Adverum’s common stock that: (a) was granted under Adverum’s 2014 Equity Incentive Award Plan, Adverum’s 2017 Inducement Plan or 2024 Plan; (b) was outstanding on the Effective Date; (c) as of the Effective Date, was held by an employee, or, to the extent designated by Adverum’s Board of Directors (the “Board”), was held by a consultant, in each case whose employment or service with Adverum and its subsidiaries and affiliates had not terminated as of the Effective Date (each, an “Eligible Participant”); and (d) had an exercise price per share that was, as of the Effective Date, higher than $10.14 (i.e., the prior 52-week intraday high trading price of Adverum’s common stock as of the Effective Date) (such options, the “Eligible Options”).

The Eligible Options include underwater options held by each of Laurent Fischer, Adverum’s President and Chief Executive Officer (options to purchase 564,418 shares with original exercise prices ranging from $10.90 to $237.00); Linda Rubinstein, Adverum’s Chief Financial Officer (options to purchase 120,000 shares with original exercise prices ranging from $19.90 to $21.00); Rabia Gurses Ozden, Adverum’s Chief Medical Officer (options to purchase 12,000 shares with original exercise prices ranging from $13.50 to $15.60); Setareh Seyedkazemi, Adverum’s Chief Development Officer (options to purchase 91,000 shares with original exercise prices ranging from $12.90 to $19.90); and Kishor Peter Soparkar, Adverum’s Chief Operating Officer (options to purchase 197,048 shares with original exercise prices ranging from $10.90 to $157.50). Options held by non-employee members of the Board were not eligible for the Repricing.

As of the Effective Date, the Eligible Options were repriced such that the exercise price per share for such options was reduced to $10.14, subject to certain retention requirements outlined below. If an Eligible Participant exercises an Eligible Option in advance of the end of the relevant Retention Period (as defined below), such Eligible Participant will be required to pay a premium exercise price equal to the original exercise price per share of such Eligible Option. There were no changes to the number of shares underlying the Eligible Options or to the vesting schedules or expiration dates of the Eligible Options as part of the Repricing.

In order to exercise the Eligible Options at the reduced exercise price, Eligible Participants are required to remain in service with Adverum through the end of the relevant Retention Period (as hereinafter defined). The “Retention Period” begins on the Effective Date and ends on the earliest of the following: (i) the date 24 months following the Effective Date; (ii) a Change in Control (as defined in the 2024 Plan); and (iii) the Eligible Participant’s Termination of Service (as defined in the 2024 Plan) by reason of death or disability.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Adverum held the Annual Meeting. Stockholders who owned Adverum’s common stock at the close of business on April 21, 2025, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 20,890,576 shares of Adverum’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 16,886,434 shares of Adverum’s common stock were voted in person or by proxy for the proposals set forth below, each of which is described in the Proxy Statement.

Proposal No. 1. Election of Directors

Adverum’s stockholders elected the Class II director nominees below to the Board, each to hold office until the 2028 Annual Meeting of Stockholders and his successor is elected and has qualified, or until his earlier death, resignation or removal. The votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Laurent Fischer, M.D.	11,629,888	1,085,648	4,170,898
Patrick Machado	11,449,705	1,265,831	4,170,898
James Scopa	11,720,019	995,517	4,170,898

Proposal No. 2. Ratification of Selection of Independent Registered Public Accounting Firm

Adverum’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for its fiscal year ending December 31, 2025. The votes were as follows:

Votes For	Votes Against	Abstentions
16,353,263	20,296	512,875

Proposal No. 3. Advisory Vote on Compensation of Named Executive Officers

Adverum’s stockholders approved, on an advisory basis, the compensation of Adverum’s named executive officers as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
11,757,482	745,415	212,639	4,170,898

Proposal No. 4. Approval of the Amendment and Restatement of the 2024 Plan

Adverum’s stockholders approved the amendment and restatement of the 2024 Plan. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
11,330,663	1,194,133	190,740	4,170,898

Proposal No. 5. Approval of the Amendment of Certain Outstanding Stock Options to Reduce the Exercise Price Per Share as described in the Proxy Statement.

Adverum’s stockholders approved the amendment of certain outstanding stock options to reduce the exercise price per share as described in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,442,652	3,064,709	208,175	4,170,898

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Adverum Biotechnologies, Inc. 2024 Equity Incentive Award Plan, amended and restated effective June 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: June 18, 2025	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer